UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809

Name of Fund:	BlackRock Advantage SMID Cap Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage SMID Cap Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2024

Date of reporting period: 09/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Advantage SMID Cap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and moderating inflation provided a supportive backdrop for investors during the 12-month reporting period ended September 30, 2023. Significantly tighter monetary policy helped to rein in inflation while the economy proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were substantial, as the durability of consumer sentiment and spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. All major classes of equities rose, although large-capitalization U.S. stocks posted significantly higher returns than small-capitalization U.S. stocks due primarily to the performance of large technology companies. International developed market equities also advanced strongly, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at two of its meetings late in the period.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.18%	21.62%

U.S. small cap equities (Russell 2000® Index)	(0.19)	8.93

International equities (MSCI Europe, Australasia, Far East Index)	(1.28)	25.65

Emerging market equities (MSCI Emerging Markets Index)	(2.05)	11.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.50	4.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.98)	(2.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.05)	0.64

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.05)	2.66

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.22	10.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc.

Investment Objective

BlackRock Advantage SMID Cap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 2500TM Index, with the exception of Investor C shares which underperformed.

What factors influenced performance?

The period was marked by two halves. In the first half, performance favored longer-duration growth sectors, particularly information technology (“IT”) stocks driven by the emerging artificial intelligence (“AI”) theme, before extending into cyclical sectors. In the second half of the reporting period there was a market retreat as 2022 performance trends re-emerged, affecting both stocks and bonds. Concerns over higher-for-longer central bank policy rates and rising bond yields dominated, challenging previous narratives. Against this backdrop, commodity prices strengthened and energy stocks led performance supported by OPEC Plus output cuts. Conversely, IT stocks, especially those with AI growth narratives, lagged, and value-oriented stocks returned to market leadership.

Fundamental measures were the top contributors to performance as these benefited from the move higher in rates that broadly rewarded value styles. Traditional valuation insights looking at company sales, cash flow and other financial statement metrics proved additive. Additionally, insights favoring companies that invest in research and development outperformed. Sentiment measures also performed well, including trending measures gauging sentiment from conference call text and broker reports which drove successful stock selection within the communication services sector. Other consumer intent-related sentiment measures looking at social media data supported an overweight to consumer discretionary which proved additive.

Although fundamental measures contributed in aggregate, particularly in the second half of the reporting period, certain of these struggled in the early part of the period. Fundamental quality insights evaluating employee sentiment and corporate culture proved too broad for the narrow AI rally in the first half of the reporting period, and also ran against the prevailing market style preference in the second half of the reporting period. This was reflected primarily through incorrect positioning to the financial and healthcare sectors.

In the second half of the reporting period, select macro thematic insights struggled to keep pace with shift in market leadership toward value stocks. Insights evaluating industry news detracted, primarily through an unsuccessful overweight to industrials. Other measures designed to evaluate excitement around the AI theme also detracted. Finally, insights with a preference for founder-led ownership structures were challenged by the change in market style preference.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the reporting period. However, there were several new signals added within the Fund’s group of stock selection insights. In this vein, the Fund developed a signal to identify firms exposed to the AI ecosystem. In addition, a new version of the broker sentiment signal was developed to capture sentiment by using a large language model.

Describe portfolio positioning at period end.

From a sector positioning perspective, relative to the Russell 2500TM Index, the Fund’s positioning remained largely sector-neutral. The Fund maintained slight overweight allocations to consumer discretionary and IT companies, and maintained slight underweight positions in the financials, materials and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.57%	13.45%	N/A	5.45%	N/A	7.69%	N/A
Investor A	0.46	13.16	7.22%	5.20	4.07%	7.43	6.85%
Investor C	0.10	12.30	11.30	4.42	4.42	6.75	6.75
Class K	0.63	13.52	N/A	5.49	N/A	7.71	N/A
Class R	0.40	12.92	N/A	4.95	N/A	7.15	N/A

Russell 2500TM Index(c)	0.19	11.28	N/A	4.55	N/A	7.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,005.70	$ 2.41		$ 1,000.00	$ 1,022.60	$ 2.43		0.48%
Investor A	1,000.00	1,004.60	3.66		1,000.00	1,021.35	3.69		0.73
Investor C	1,000.00	1,001.00	7.40		1,000.00	1,017.60	7.47		1.48
Class K	1,000.00	1,006.30	2.16		1,000.00	1,022.85	2.17		0.43
Class R	1,000.00	1,004.00	4.91		1,000.00	1,020.10	4.95		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2023 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Manhattan Associates, Inc.	1.3%
Casey’s General Stores, Inc.	1.3
KBR, Inc.	1.3
Ensign Group, Inc. (The)	1.2
Atkore, Inc.	1.2
Insperity, Inc.	1.2
Exelixis, Inc.	1.2
Lattice Semiconductor Corp.	1.2
AECOM	1.2
Magnolia Oil & Gas Corp.,Class A	1.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Industrials	20.3%
Financials	14.4
Information Technology	13.9
Consumer Discretionary	13.7
Health Care	12.8
Real Estate	5.9
Energy	5.4
Materials	4.3
Communication Services	3.5
Consumer Staples	2.4
Utilities	2.3
Short-Term Securities	2.8
Liabilities in Excess of Other Assets	(1.7)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Axon Enterprise, Inc.(a)	2,832	$563,540
Curtiss-Wright Corp.	6,455	1,262,791
Textron, Inc.	2,163	169,017

		1,995,348

Air Freight & Logistics — 0.1%
Hub Group, Inc., Class A(a)	4,544	356,886

Automobile Components — 1.3%
Adient PLC(a)	5,654	207,502
Cooper-Standard Holdings, Inc.(a)	20,127	270,104
Dana, Inc.	9,221	135,272
Lear Corp.	25,186	3,379,961
Modine Manufacturing Co.(a)(b)	7,535	344,726
Visteon Corp.(a)	906	125,092

		4,462,657

Automobiles — 0.0%
Winnebago Industries, Inc.	2,283	135,724

Banks — 4.6%
1st Source Corp.	2,460	103,541
Amalgamated Financial Corp.	34,546	594,882
Ameris Bancorp	843	32,363
Axos Financial, Inc.(a)	3,666	138,795
Bank of Marin Bancorp	768	14,039
BankFinancial Corp.	7,002	60,357
Bar Harbor Bankshares	3,990	94,284
Capital City Bank Group, Inc.	3,421	102,048
ConnectOne Bancorp, Inc.	14,269	254,416
Cullen/Frost Bankers, Inc.	1,460	133,167
CVB Financial Corp.	6,202	102,767
Eagle Bancorp Montana, Inc.	1,922	22,718
East West Bancorp, Inc.	16,716	881,100
Enterprise Bancorp, Inc.	4,197	114,914
Enterprise Financial Services Corp.	12,185	456,937
FB Financial Corp.	8,128	230,510
Financial Institutions, Inc.	786	13,228
First Bank	22,206	239,381
First Busey Corp.	2,793	53,681
First Business Financial Services, Inc.	1,787	53,628
First Foundation, Inc.	10,142	61,663
First Horizon Corp.	25,137	277,010
First Internet Bancorp	10,394	168,487
First Interstate BancSystem, Inc., Class A	84,468	2,106,632
First Merchants Corp.	1,394	38,781
First Northwest Bancorp	4,722	57,939
FNB Corp.	22,802	246,034
Hancock Whitney Corp.	32,023	1,184,531
Heartland Financial U.S.A., Inc.	49,088	1,444,660
Heritage Commerce Corp.	90,923	770,118
Heritage Financial Corp.	302	4,926
HomeTrust Bancshares, Inc.	7,182	155,634
Horizon Bancorp, Inc.	35,587	380,069
Independent Bank Corp.	72,628	1,331,998
Independent Bank Group, Inc.	2,329	92,112
Investar Holding Corp.	1,484	15,716
Lakeland Bancorp, Inc.	9,565	120,710
Mercantile Bank Corp.	5,299	163,792
Midland States Bancorp, Inc.	25,700	527,878
Northrim BanCorp, Inc.	1,525	60,420
OceanFirst Financial Corp.	84,244	1,219,011
Republic First Bancorp, Inc.(a)	87,118	16,552

Security	Shares	Value

Banks (continued)
Sandy Spring Bancorp, Inc.	2,512	$53,832
Seacoast Banking Corp. of Florida	3,375	74,115
Shore Bancshares, Inc.	13,529	142,325
Southern First Bancshares, Inc.(a)	1,503	40,491
Summit Financial Group, Inc.	2,819	63,540
Towne Bank	1,817	41,664
Univest Financial Corp.	11,556	200,843
Washington Trust Bancorp, Inc.	13,471	354,691
WesBanco, Inc.	387	9,451
Western New England Bancorp, Inc.	15,663	101,653
Zions Bancorp N.A.	30,564	1,066,378

		16,290,412

Beverages — 0.5%
Primo Water Corp.	124,609	1,719,604

Biotechnology — 5.5%
2seventy bio, Inc.(a)	7,678	30,098
Agenus, Inc.(a)(b)	39,015	44,087
Alector, Inc.(a)	47,323	306,653
ALX Oncology Holdings, Inc.(a)	4,955	23,784
Applied Molecular Transport, Inc.(a)	16,205	2,544
Arcus Biosciences, Inc.(a)	14,057	252,323
Atreca, Inc., Class A(a)	39,408	10,286
Blueprint Medicines Corp.(a)	20,307	1,019,818
C4 Therapeutics, Inc.(a)	24,756	46,046
CareDx, Inc.(a)	27,779	194,453
Coherus Biosciences, Inc.(a)	111,923	418,592
CRISPR Therapeutics AG(a)(b)	18,439	836,946
Denali Therapeutics, Inc.(a)	8,212	169,414
Emergent BioSolutions, Inc.(a)	80,488	273,659
Exact Sciences Corp.(a)	3,804	259,509
Exelixis, Inc.(a)	191,274	4,179,337
Fate Therapeutics, Inc.(a)	115,137	244,090
Halozyme Therapeutics, Inc.(a)	31,332	1,196,882
iTeos Therapeutics, Inc.(a)	10,198	111,668
Karyopharm Therapeutics, Inc.(a)	53,751	72,026
Kodiak Sciences, Inc.(a)	60,781	109,406
Kronos Bio, Inc.(a)	77,374	100,586
Neurocrine Biosciences, Inc.(a)	25,126	2,826,675
NextCure, Inc.(a)	14,673	18,928
Nkarta, Inc.(a)	8,147	11,324
Oncorus, Inc.(a)	2,294	65
Passage Bio, Inc.(a)	10,758	7,079
PMV Pharmaceuticals, Inc.(a)	36,039	221,279
Poseida Therapeutics, Inc.(a)	24,769	58,950
Precision BioSciences, Inc.(a)	19,743	6,738
PTC Therapeutics, Inc.(a)(b)	6,504	145,755
Quince Therapeutics, Inc.(a)	8,421	9,432
RayzeBio, Inc.(a)	175	3,885
REGENXBIO, Inc.(a)	76,122	1,252,968
Relay Therapeutics, Inc.(a)	11,172	93,957
Sangamo Therapeutics, Inc.(a)	71,734	43,026
SQZ Biotechnologies Co.(a)	1,031	83
Sutro Biopharma, Inc.(a)	20,383	70,729
Twist Bioscience Corp.(a)	32,013	648,583
Ultragenyx Pharmaceutical, Inc.(a)	28,182	1,004,688
uniQure NV(a)	32,918	220,880
United Therapeutics Corp.(a)	7,570	1,709,836
Veracyte, Inc.(a)	12,050	269,077
Vincerx Pharma, Inc.(a)	5,068	5,220
Vir Biotechnology, Inc.(a)	79,542	745,309

		19,276,673

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Broadline Retail — 1.5%
Dillard’s, Inc., Class A	6,121	$2,024,888
Kohl’s Corp.	9,696	203,228
Macy’s, Inc.	145,046	1,683,984
Nordstrom, Inc.	94,306	1,408,932

		5,321,032

Building Products — 2.7%
A O Smith Corp.	43,253	2,860,321
Advanced Drainage Systems, Inc.	8,606	979,621
Builders FirstSource, Inc.(a)	16,655	2,073,381
Caesarstone Ltd.(a)	9,358	40,052
JELD-WEN Holding, Inc.(a)	31,435	419,972
Trex Co., Inc.(a)	7,292	449,406
UFP Industries, Inc.	27,560	2,822,144

		9,644,897

Capital Markets — 1.9%
Houlihan Lokey, Inc., Class A	29,277	3,136,153
Invesco Ltd.	100,202	1,454,933
MarketAxess Holdings, Inc.	505	107,888
Robinhood Markets, Inc., Class A(a)	24,973	244,985
Victory Capital Holdings, Inc., Class A	9,774	325,865
XP, Inc., Class A	59,916	1,381,064

		6,650,888

Chemicals — 0.9%
Cabot Corp.	3,819	264,542
Huntsman Corp.	85,080	2,075,952
Livent Corp.(a)	29,458	542,322
Quaker Chemical Corp.	2,720	435,200
Rayonier Advanced Materials, Inc.(a)	11,787	41,726

		3,359,742

Commercial Services & Supplies — 0.1%
BrightView Holdings, Inc.(a)	23,147	179,389
Healthcare Services Group, Inc.	1,757	18,326

		197,715

Communications Equipment — 0.5%
Calix, Inc.(a)	1,774	81,320
Ciena Corp.(a)	22,569	1,066,611
Juniper Networks, Inc.	8,865	246,358
Viasat, Inc.(a)	28,478	525,704

		1,919,993

Construction & Engineering — 2.7%
AECOM	50,059	4,156,899
Comfort Systems U.S.A., Inc.	1,955	333,152
EMCOR Group, Inc.	11,756	2,473,345
Matrix Service Co.(a)	40,834	481,841
Valmont Industries, Inc.	8,884	2,134,026

		9,579,263

Construction Materials — 0.2%
Summit Materials, Inc., Class A(a)	26,364	820,975

Consumer Finance — 1.9%
Credit Acceptance Corp.(a)	1,529	703,524
Enova International, Inc.(a)	37,661	1,915,815
EZCORP, Inc., Class A, NVS(a)	52,027	429,223
LendingClub Corp.(a)	38,494	234,813
LendingTree, Inc.(a)	36,378	563,859
OneMain Holdings, Inc.	41,210	1,652,109
Oportun Financial Corp.(a)	34,583	249,689
PRA Group, Inc.(a)	1,828	35,116

Security	Shares	Value

Consumer Finance (continued)
PROG Holdings, Inc.(a)	11,427	$379,491
Regional Management Corp.	15,758	436,181

		6,599,820

Consumer Staples Distribution & Retail — 1.6%
Casey’s General Stores, Inc.	16,687	4,530,854
Grocery Outlet Holding Corp.(a)	33,795	974,986
SpartanNash Co.	2,035	44,770

		5,550,610

Containers & Packaging — 0.3%
AptarGroup, Inc.	1,103	137,919
Ardagh Metal Packaging SA	107,112	335,261
Greif, Inc., Class A, NVS	1,789	119,523
O-I Glass, Inc.(a)	15,573	260,536
Packaging Corp. of America	2,296	352,551

		1,205,790

Diversified Consumer Services — 0.5%
Chegg, Inc.(a)	12,535	111,812
Laureate Education, Inc., Class A	62,599	882,646
Mister Car Wash, Inc.(a)	17,724	97,659
Service Corp. International	10,831	618,884

		1,711,001

Diversified REITs — 0.1%
American Assets Trust, Inc.	13,437	261,350

Diversified Telecommunication Services — 0.8%
EchoStar Corp., Class A(a)	145,603	2,438,850
Lumen Technologies, Inc.(a)	43,913	62,357
Ooma, Inc.(a)	16,690	217,137

		2,718,344

Electric Utilities — 0.6%
Portland General Electric Co.	55,772	2,257,650

Electrical Equipment — 2.1%
Atkore, Inc.(a)	28,737	4,287,273
Encore Wire Corp.	7,329	1,337,249
FREYR Battery SA(a)	7,281	35,604
Hubbell, Inc.	3,937	1,233,895
Sunrun, Inc.(a)	39,128	491,448
Vicor Corp.(a)	702	41,341

		7,426,810

Electronic Equipment, Instruments & Components — 2.4%
Arrow Electronics, Inc.(a)	1,001	125,365
Avnet, Inc.	2,069	99,705
Flex Ltd.(a)	90,274	2,435,593
Insight Enterprises, Inc.(a)	9,568	1,392,144
Itron, Inc.(a)	1,769	107,166
Kimball Electronics, Inc.(a)	2,638	72,229
Sanmina Corp.(a)	3,590	194,865
TD SYNNEX Corp.	40,563	4,050,621

		8,477,688

Energy Equipment & Services — 0.9%
Borr Drilling Ltd.(a)	10,710	76,041
Helmerich & Payne, Inc.	24,481	1,032,119
Liberty Energy, Inc., Class A	29,423	544,914
Patterson-UTI Energy, Inc.	30,572	423,116
ProPetro Holding Corp.(a)	74,923	796,432
Transocean Ltd.(a)	25,490	209,273

		3,081,895

Entertainment — 0.3%
Lions Gate Entertainment Corp., Class A(a)	19,281	163,503

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Lions Gate Entertainment Corp., Class B, NVS(a)	28,598	$225,066
Playtika Holding Corp.(a)	41,393	398,615
Roku, Inc., Class A(a)	3,462	244,382

		1,031,566

Financial Services — 1.7%
Affirm Holdings, Inc., Class A(a)	4,852	103,202
Euronet Worldwide, Inc.(a)(b)	10,645	845,000
Federal Agricultural Mortgage Corp., Class C, NVS	736	113,565
Jack Henry & Associates, Inc.	12,127	1,832,875
NMI Holdings, Inc., Class A(a)	3,272	88,639
Pagseguro Digital Ltd., Class A(a)	72,535	624,526
Repay Holdings Corp., Class A(a)	34,502	261,870
StoneCo Ltd., Class A(a)	115,194	1,229,120
Toast, Inc., Class A(a)	27,765	520,038
Voya Financial, Inc.	5,078	337,433

		5,956,268

Food Products — 0.1%
Sovos Brands, Inc.(a)	2,615	58,968
Vital Farms, Inc.(a)	21,226	245,797

		304,765

Gas Utilities — 1.2%
New Jersey Resources Corp.	63,332	2,573,179
ONE Gas, Inc.	25,600	1,747,968

		4,321,147

Ground Transportation — 0.6%
Covenant Logistics Group, Inc., Class A	6,563	287,788
Ryder System, Inc.	3,017	322,668
Saia, Inc.(a)	2,739	1,091,902
Schneider National, Inc., Class B	12,745	352,909

		2,055,267

Health Care Equipment & Supplies — 2.2%
Accuray, Inc.(a)	28,286	76,938
Eargo, Inc.(a)	8,990	19,778
Enovis Corp.(a)	32,960	1,737,981
Globus Medical, Inc., Class A(a)(b)	9,964	494,713
Inari Medical, Inc.(a)	6,523	426,604
Inspire Medical Systems, Inc.(a)	2,591	514,158
Merit Medical Systems, Inc.(a)	46,249	3,192,106
Nevro Corp.(a)	2,816	54,123
Novocure Ltd.(a)	31,248	504,655
Omnicell, Inc.(a)	2,180	98,187
Penumbra, Inc.(a)	366	88,539
STAAR Surgical Co.(a)	9,776	392,800
Tactile Systems Technology, Inc.(a)	13,617	191,319
Varex Imaging Corp.(a)	5,862	110,147

		7,902,048

Health Care Providers & Services — 2.3%
Accolade, Inc.(a)	13,680	144,734
Alignment Healthcare, Inc.(a)	4,136	28,704
AMN Healthcare Services, Inc.(a)	4,021	342,509
Brookdale Senior Living, Inc.(a)	11,206	46,393
Cross Country Healthcare, Inc.(a)	3,419	84,757
Ensign Group, Inc. (The)	46,163	4,289,928
HealthEquity, Inc.(a)	1,020	74,511
Henry Schein, Inc.(a)	7,150	530,888
PetIQ, Inc., Class A(a)	18,007	354,738
Privia Health Group, Inc.(a)(b)	13,736	315,928
Progyny, Inc.(a)	32,870	1,118,237
R1 RCM, Inc.(a)	47,921	722,169

		8,053,496

Security	Shares	Value

Health Care Technology — 0.7%
American Well Corp., Class A(a)	96,367	$112,749
GoodRx Holdings, Inc., Class A(a)	6,968	39,230
Health Catalyst, Inc.(a)(b)	27,473	278,027
NextGen Healthcare, Inc.(a)	3,797	90,103
Teladoc Health, Inc.(a)	89,212	1,658,451
Veradigm, Inc.(a)	27,939	367,118

		2,545,678

Hotel & Resort REITs — 0.8%
Braemar Hotels & Resorts, Inc.	110,482	306,035
Park Hotels & Resorts, Inc.	165,793	2,042,570
RLJ Lodging Trust	43,811	428,910

		2,777,515

Hotels, Restaurants & Leisure — 3.6%
Bally’s Corp.(a)	16,814	220,432
Boyd Gaming Corp.	64,120	3,900,420
Choice Hotels International, Inc.	3,338	408,938
NEOGAMES SA(a)	849	22,923
Penn Entertainment, Inc.(a)	37,552	861,818
PlayAGS, Inc.(a)(b)	7,155	46,651
Texas Roadhouse, Inc.	33,114	3,182,255
Wendy’s Co. (The)	84,320	1,720,971
Wingstop, Inc.	12,870	2,314,541

		12,678,949

Household Durables — 2.1%
Century Communities, Inc.	1,562	104,310
GoPro, Inc., Class A(a)	55,339	173,765
Helen of Troy Ltd.(a)	813	94,763
Installed Building Products, Inc.	2,575	321,592
iRobot Corp.(a)	1,758	66,628
Leggett & Platt, Inc.	96,080	2,441,393
PulteGroup, Inc.	684	50,650
Taylor Morrison Home Corp., Class A(a)	31,441	1,339,701
Toll Brothers, Inc.	9,242	683,538
TopBuild Corp.(a)	5,058	1,272,593
Tri Pointe Homes, Inc.(a)	3,480	95,178
Universal Electronics, Inc.(a)	4,833	43,739
Vizio Holding Corp., Class A(a)	110,052	595,381

		7,283,231

Household Products — 0.3%
Central Garden & Pet Co., Class A, NVS(a)	22,234	891,361

Independent Power and Renewable Electricity Producers — 0.4%
Brookfield Renewable Corp., Class A	48,407	1,158,864
Clearway Energy, Inc., Class A	20,684	412,025

		1,570,889

Insurance — 4.0%
Assured Guaranty Ltd.	6,539	395,740
Brighthouse Financial, Inc.(a)	26,131	1,278,851
Crawford & Co., Class A, NVS	2,123	19,829
Everest Group Ltd.	5,429	2,017,796
Hippo Holdings, Inc.(a)(b)	5,387	42,934
Investors Title Co.	154	22,806
Kinsale Capital Group, Inc.	7,621	3,156,085
Oscar Health, Inc., Class A(a)	31,382	174,798
Reinsurance Group of America, Inc.	19,278	2,798,973
Selective Insurance Group, Inc.	12,024	1,240,516
Unum Group	60,872	2,994,294

		14,142,622

Interactive Media & Services — 1.6%
Bumble, Inc., Class A(a)	57,696	860,824

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Eventbrite, Inc., Class A(a)(b)	17,878	$176,277
IAC, Inc.(a)	7,854	395,763
Outbrain, Inc.(a)	18,304	89,140
Shutterstock, Inc.	12,496	475,473
Yelp, Inc.(a)	73,561	3,059,402
ZipRecruiter, Inc., Class A(a)	51,423	616,562

		5,673,441

IT Services — 0.3%
Fastly, Inc., Class A(a)	17,525	335,954
Kyndryl Holdings, Inc.(a)	28,612	432,041
Unisys Corp.(a)	13,123	45,274
Wix.com Ltd.(a)	3,153	289,446

		1,102,715

Leisure Products — 0.7%
Brunswick Corp.	15,899	1,256,021
Topgolf Callaway Brands Corp.(a)	90,092	1,246,873

		2,502,894

Life Sciences Tools & Services — 0.7%
Bruker Corp.	20,101	1,252,292
Codexis, Inc.(a)	80,704	152,531
Medpace Holdings, Inc.(a)	2,161	523,243
NanoString Technologies, Inc.(a)	10,064	17,310
Pacific Biosciences of California, Inc.(a)	26,537	221,584
Personalis, Inc.(a)	156,468	189,326
Seer, Inc., Class A(a)	52,076	115,088
Singular Genomics Systems, Inc.(a)	13,189	5,025

		2,476,399

Machinery — 3.6%
Astec Industries, Inc.	1,359	64,022
Graco, Inc.	51,906	3,782,909
Manitowoc Co., Inc. (The)(a)	6,100	91,805
Mueller Industries, Inc.	34,579	2,598,958
Oshkosh Corp.	25,264	2,410,944
Snap-on, Inc.	14,919	3,805,240

		12,753,878

Marine Transportation — 0.1%
Matson, Inc.	5,657	501,889

Media — 0.6%
Cable One, Inc.	107	65,873
Cardlytics, Inc.(a)	15,845	261,442
comScore, Inc.(a)	13,276	8,150
DISH Network Corp., Class A(a)	105,782	619,883
EW Scripps Co. (The), Class A, NVS(a)	24,469	134,090
Gray Television, Inc.	24,755	171,305
iHeartMedia, Inc., Class A(a)	23,637	74,693
Interpublic Group of Cos., Inc. (The)	1,412	40,468
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	4,949	125,952
PubMatic, Inc., Class A(a)	17,250	208,725
Sinclair, Inc., Class A	8,022	90,007
TEGNA, Inc.	14,601	212,737

		2,013,325

Metals & Mining — 2.8%
Alcoa Corp.	62,146	1,805,963
Olympic Steel, Inc.	2,843	159,805
Reliance Steel & Aluminum Co.	2,957	775,414
Royal Gold, Inc.	25,919	2,755,967
Ryerson Holding Corp.	3,885	113,015
Schnitzer Steel Industries, Inc., Class A	1,025	28,546

Security	Shares	Value

Metals & Mining (continued)
Steel Dynamics, Inc.	9,826	$1,053,544
United States Steel Corp.	93,920	3,050,521

		9,742,775

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Blackstone Mortgage Trust, Inc., Class A	38,189	830,611
Great Ajax Corp.	32,111	206,795
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,008	42,569

		1,079,975

Office REITs — 0.2%
Brandywine Realty Trust	19,218	87,250
COPT Defense Properties	2,074	49,423
Highwoods Properties, Inc.	3,587	73,928
Hudson Pacific Properties, Inc.	26,017	173,013
Paramount Group, Inc.	37,748	174,396

		558,010

Oil, Gas & Consumable Fuels — 4.5%
Ardmore Shipping Corp.	24,743	321,906
Callon Petroleum Co.(a)	3,058	119,629
Chesapeake Energy Corp.	8,835	761,842
Chevron Corp.	10,646	1,795,129
Chord Energy Corp.	6,214	1,007,103
CVR Energy, Inc.	60,746	2,067,186
EOG Resources, Inc.	12,502	1,584,754
Magnolia Oil & Gas Corp., Class A	177,272	4,061,302
Ovintiv, Inc.	7,638	363,340
SM Energy Co.	21,819	865,123
Southwestern Energy Co.(a)	59,389	383,059
Targa Resources Corp.	2,696	231,101
Texas Pacific Land Corp.	975	1,777,971
World Kinect Corp.	32,112	720,272

		16,059,717

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	1,284	70,967

Passenger Airlines — 1.0%
Alaska Air Group, Inc.(a)	19,178	711,120
Copa Holdings SA, Class A, NVS	2,167	193,123
JetBlue Airways Corp.(a)(b)	541,448	2,490,661

		3,394,904

Personal Care Products — 0.0%
Nature’s Sunshine Products, Inc.(a)	3,272	54,217
Oddity Tech Ltd., Class A(a)	1,884	53,411

		107,628

Pharmaceuticals — 1.4%
Corcept Therapeutics, Inc.(a)	11,503	313,399
Harmony Biosciences Holdings, Inc.(a)	11,751	385,080
Jazz Pharmaceuticals PLC(a)	20,822	2,695,200
Nektar Therapeutics(a)	78,113	46,524
NGM Biopharmaceuticals, Inc.(a)	34,488	36,902
Perrigo Co. PLC	36,558	1,168,028
Prestige Consumer Healthcare, Inc.(a)	3,136	179,348
Scilex Holding Co. (Acquired 01/09/23, Cost $174,983), NVS(a)(c)	3,339	4,593
Supernus Pharmaceuticals, Inc.(a)	4,577	126,188
Tricida, Inc.(a)(d)	33,473	—

		4,955,262

Professional Services — 4.0%
CACI International, Inc., Class A(a)	114	35,788
ExlService Holdings, Inc.(a)	85,346	2,393,102

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Genpact Ltd.	44,066	$1,595,189
Insperity, Inc.	42,953	4,192,213
KBR, Inc.	75,385	4,443,192
Kelly Services, Inc., Class A, NVS	14,101	256,497
Mistras Group, Inc.(a)	18,553	101,114
TaskUS, Inc., Class A(a)	48,446	502,869
TriNet Group, Inc.(a)	3,986	464,289

		13,984,253

Real Estate Management & Development — 1.0%
Anywhere Real Estate, Inc.(a)	94,494	607,596
Compass, Inc., Class A(a)	15,693	45,510
eXp World Holdings, Inc.	40,025	650,006
Opendoor Technologies, Inc.(a)	29,093	76,805
Zillow Group, Inc., Class A(a)	3,696	165,544
Zillow Group, Inc., Class C, NVS(a)	46,718	2,156,503

		3,701,964

Residential REITs — 2.0%
Camden Property Trust	38,808	3,670,461
Clipper Realty, Inc.	18	93
Equity LifeStyle Properties, Inc.	26,666	1,698,891
Independence Realty Trust, Inc.	128,672	1,810,415

		7,179,860

Retail REITs — 1.7%
Agree Realty Corp.	17,541	968,965
Brixmor Property Group, Inc.	167,213	3,474,686
Kimco Realty Corp.	38,484	676,934
Regency Centers Corp.	16,987	1,009,707

		6,130,292

Semiconductors & Semiconductor Equipment — 3.2%
Amkor Technology, Inc.	7,565	170,969
Axcelis Technologies, Inc.(a)	9,292	1,515,061
Cirrus Logic, Inc.(a)	9,155	677,104
FormFactor, Inc.(a)	6,297	220,017
Lattice Semiconductor Corp.(a)	48,605	4,176,628
MaxLinear, Inc.(a)	68,150	1,516,337
Photronics, Inc.(a)	3,208	64,834
Power Integrations, Inc.	39,727	3,031,567

		11,372,517

Software — 7.0%
8x8, Inc.(a)	128,391	323,545
Appfolio, Inc., Class A(a)	498	90,950
AppLovin Corp., Class A(a)	30,822	1,231,647
Box, Inc., Class A(a)(b)	20,356	492,819
Domo, Inc., Class B(a)(b)	41,683	408,910
Dropbox, Inc., Class A(a)	58,905	1,603,983
EngageSmart, Inc.(a)	2,998	53,934
Everbridge, Inc.(a)	8,617	193,193
Expensify, Inc., Class A(a)	23,505	76,391
Fair Isaac Corp.(a)	2,415	2,097,500
Klaviyo, Inc., Class A(a)	3,093	106,709
LivePerson, Inc.(a)	49,690	193,294
Manhattan Associates, Inc.(a)	23,823	4,708,854
PagerDuty, Inc.(a)	4,226	95,043
Q2 Holdings, Inc.(a)	76,355	2,463,976
Qualys, Inc.(a)	22,738	3,468,682
Rapid7, Inc.(a)	17,835	816,486
RingCentral, Inc., Class A(a)	31,902	945,256
SEMrush Holdings, Inc., Class A(a)	25,126	213,571
Smartsheet, Inc., Class A(a)	8,018	324,408
Sprout Social, Inc., Class A(a)	1,071	53,422

Security	Shares	Value

Software (continued)
Teradata Corp.(a)	65,158	$2,933,413
UiPath, Inc., Class A(a)	50,599	865,749
Upland Software, Inc.(a)(b)	68,465	316,308
Varonis Systems, Inc.(a)	4,398	134,315
Workiva, Inc., Class A(a)	931	94,348
Zuora, Inc., Class A(a)	33,840	278,842

		24,585,548

Specialized REITs — 0.0%
Outfront Media, Inc.	4,476	45,208

Specialty Retail — 3.4%
1-800-Flowers.com, Inc., Class A(a)	12,946	90,622
Aaron’s Co., Inc. (The)	16,725	175,111
Academy Sports & Outdoors, Inc.	13,953	659,558
Asbury Automotive Group, Inc.(a)	7,005	1,611,640
Conn’s, Inc.(a)	34,238	135,240
Five Below, Inc.(a)	12,389	1,993,390
Gap, Inc. (The)	161,495	1,716,692
Group 1 Automotive, Inc.	1,231	330,782
LL Flooring Holdings, Inc.(a)	3,229	10,236
Murphy U.S.A., Inc.	11,071	3,783,293
Petco Health & Wellness Co., Inc.(a)	111,433	455,761
Revolve Group, Inc., Class A(a)	14,099	191,887
Stitch Fix, Inc., Class A(a)	31,662	109,234
Urban Outfitters, Inc.(a)	20,671	675,735

		11,939,181

Technology Hardware, Storage & Peripherals — 0.5%
Pure Storage, Inc., Class A(a)	10,565	376,325
Super Micro Computer, Inc.(a)	5,013	1,374,665

		1,750,990

Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc.(a)	14,985	1,322,127
Skechers U.S.A., Inc., Class A(a)	19,972	977,629

		2,299,756

Trading Companies & Distributors — 2.8%
Applied Industrial Technologies, Inc.	6,769	1,046,555
BlueLinx Holdings, Inc.(a)	912	74,866
Boise Cascade Co.	14,970	1,542,509
GATX Corp.	34,567	3,761,927
H&E Equipment Services, Inc.	1,096	47,336
Herc Holdings, Inc.	2,778	330,415
Rush Enterprises, Inc., Class A	56,646	2,312,856
SiteOne Landscape Supply, Inc.(a)(b)	1,104	180,449
Titan Machinery, Inc.(a)	2,146	57,041
Watsco, Inc.	1,086	410,204

		9,764,158

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	6,684	122,384
United States Cellular Corp.(a)	21,480	922,996

		1,045,380

Total Common Stocks — 98.9% (Cost: $356,306,773)		349,330,455

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Consumer Staples Distribution & Retail — 0.0%
Akouos, Inc., CVR(a)	2,192	$1,732

Total Rights — 0.0% (Cost: $ —)		1,732

Total Long-Term Investments — 98.9% (Cost: $356,306,773)		349,332,187

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.23%(e)(f)	6,468,261	6,468,261
SL Liquidity Series, LLC, Money Market Series, 5.52%(e)(f)(g)	3,219,990	3,220,956

Total Short-Term Securities — 2.8% (Cost: $9,687,526)		9,689,217

Total Investments — 101.7% (Cost: $365,994,299)		359,021,404
Liabilities in Excess of Other Assets — (1.7)%		(5,933,255)

Net Assets — 100.0%		$353,088,149

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,593, representing 0.0% of its net assets as of period end, and an original cost of $174,983.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,165,825	$2,302,436	(a)	$—		$—	$—	$6,468,261	6,468,261	$95,938		$—
SL Liquidity Series, LLC, Money Market Series	4,426,834	—		(1,206,868	)(a)	608	382	3,220,956	3,219,990	26,972	(b)	—

						$608	$382	$9,689,217		$122,910		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	48	12/15/23	$4,317	$(13,007)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,007	$—	$—	$—	$13,007

(a)   Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$128,654	$—	$—	$—	$128,654
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(239,618)	$—	$—	$—	$(239,618)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,178,033

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$1,995,348	$—	$—	$1,995,348
Air Freight & Logistics	356,886	—	—	356,886
Automobile Components	4,462,657	—	—	4,462,657
Automobiles	135,724	—	—	135,724
Banks	16,290,412	—	—	16,290,412
Beverages	1,719,604	—	—	1,719,604
Biotechnology	19,276,673	—	—	19,276,673
Broadline Retail	5,321,032	—	—	5,321,032

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Building Products	$9,644,897	$—	$—	$9,644,897
Capital Markets	6,650,888	—	—	6,650,888
Chemicals	3,359,742	—	—	3,359,742
Commercial Services & Supplies	197,715	—	—	197,715
Communications Equipment	1,919,993	—	—	1,919,993
Construction & Engineering	9,579,263	—	—	9,579,263
Construction Materials	820,975	—	—	820,975
Consumer Finance	6,599,820	—	—	6,599,820
Consumer Staples Distribution & Retail	5,550,610	—	—	5,550,610
Containers & Packaging	1,205,790	—	—	1,205,790
Diversified Consumer Services	1,711,001	—	—	1,711,001
Diversified REITs	261,350	—	—	261,350
Diversified Telecommunication Services	2,718,344	—	—	2,718,344
Electric Utilities	2,257,650	—	—	2,257,650
Electrical Equipment	7,426,810	—	—	7,426,810
Electronic Equipment, Instruments & Components	8,477,688	—	—	8,477,688
Energy Equipment & Services	3,081,895	—	—	3,081,895
Entertainment	1,031,566	—	—	1,031,566
Financial Services	5,956,268	—	—	5,956,268
Food Products	304,765	—	—	304,765
Gas Utilities	4,321,147	—	—	4,321,147
Ground Transportation	2,055,267	—	—	2,055,267
Health Care Equipment & Supplies	7,902,048	—	—	7,902,048
Health Care Providers & Services	8,053,496	—	—	8,053,496
Health Care Technology	2,545,678	—	—	2,545,678
Hotel & Resort REITs	2,777,515	—	—	2,777,515
Hotels, Restaurants & Leisure	12,678,949	—	—	12,678,949
Household Durables	7,283,231	—	—	7,283,231
Household Products	891,361	—	—	891,361
Independent Power and Renewable Electricity Producers	1,570,889	—	—	1,570,889
Insurance	14,142,622	—	—	14,142,622
Interactive Media & Services	5,673,441	—	—	5,673,441
IT Services	1,102,715	—	—	1,102,715
Leisure Products	2,502,894	—	—	2,502,894
Life Sciences Tools & Services	2,476,399	—	—	2,476,399
Machinery	12,753,878	—	—	12,753,878
Marine Transportation	501,889	—	—	501,889
Media	2,013,325	—	—	2,013,325
Metals & Mining	9,742,775	—	—	9,742,775
Mortgage Real Estate Investment Trusts (REITs)	1,079,975	—	—	1,079,975
Office REITs	558,010	—	—	558,010
Oil, Gas & Consumable Fuels	16,059,717	—	—	16,059,717
Paper & Forest Products	70,967	—	—	70,967
Passenger Airlines	3,394,904	—	—	3,394,904
Personal Care Products	107,628	—	—	107,628
Pharmaceuticals	4,950,669	4,593	—	4,955,262
Professional Services	13,984,253	—	—	13,984,253
Real Estate Management & Development	3,701,964	—	—	3,701,964
Residential REITs	7,179,860	—	—	7,179,860
Retail REITs	6,130,292	—	—	6,130,292
Semiconductors & Semiconductor Equipment	11,372,517	—	—	11,372,517
Software	24,585,548	—	—	24,585,548
Specialized REITs	45,208	—	—	45,208
Specialty Retail	11,939,181	—	—	11,939,181
Technology Hardware, Storage & Peripherals	1,750,990	—	—	1,750,990
Textiles, Apparel & Luxury Goods	2,299,756	—	—	2,299,756
Trading Companies & Distributors	9,764,158	—	—	9,764,158
Wireless Telecommunication Services	1,045,380	—	—	1,045,380
Rights	—	1,732	—	1,732

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Advantage SMID Cap Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$6,468,261	$—	$—	$6,468,261

	$355,794,123	$6,325	$—	355,800,448

Investments valued at NAV(a)				3,220,956

				$359,021,404

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(13,007)	$—	$—	$(13,007)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Statement of Assets and Liabilities (unaudited)

September 30, 2023

BlackRock Advantage SMID Cap Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$349,332,187
Investments, at value — affiliated(c)	9,689,217
Cash	31,251
Cash pledged:
Futures contracts	414,000
Receivables:
Investments sold	1,985,244
Capital shares sold	303,656
Dividends — unaffiliated	335,143
Dividends — affiliated	16,556
From the Manager	40,482
Prepaid expenses	46,570

Total assets	362,194,306

LIABILITIES
Collateral on securities loaned	3,217,869
Payables:
Investments purchased	4,701,357
Administration fees	25,888
Capital shares redeemed	734,030
Investment advisory fees	173,712
Directors’ and Officer’s fees	3,002
Other accrued expenses	125,630
Other affiliate fees	2,282
Professional fees	49,139
Service and distribution fees	40,240
Variation margin on futures contracts	33,008

Total liabilities	9,106,157

Commitments and contingent liabilities

NET ASSETS	$353,088,149

NET ASSETS CONSIST OF:
Paid-in capital	$390,785,069
Accumulated loss	(37,696,920)

NET ASSETS	$353,088,149

(a) Investments, at cost — unaffiliated	$356,306,773
(b) Securities loaned, at value	$3,088,964
(c) Investments, at cost — affiliated	$9,687,526

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

September 30, 2023

BlackRock Advantage SMID Cap Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$77,744,044

Shares outstanding	3,288,066

Net asset value	$23.64

Shares authorized	100 million

Par value	$0.10

Investor A
Net assets	$172,667,733

Shares outstanding	7,843,433

Net asset value	$22.01

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$2,510,023

Shares outstanding	258,507

Net asset value	$9.71

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$96,458,748

Shares outstanding	4,081,644

Net asset value	$23.63

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$3,707,601

Shares outstanding	295,071

Net asset value	$12.57

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statement of Operations (unaudited)

Six Months Ended September 30, 2023

BlackRock Advantage SMID Cap Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$2,685,768
Dividends — affiliated	95,938
Securities lending income — affiliated — net	26,972
Foreign taxes withheld	(9,498)

Total investment income	2,799,180

EXPENSES
Investment advisory	892,953
Service and distribution — class specific	248,415
Transfer agent — class specific	179,236
Administration	75,901
Professional	52,371
Registration	46,388
Administration — class specific	35,727
Accounting services	28,044
Custodian	19,068
Printing and postage	16,721
Directors and Officer	4,681
Miscellaneous	11,707

Total expenses	1,611,212
Less:
Administration fees waived by the Manager — class specific	(35,727)
Fees waived and/or reimbursed by the Manager	(379,540)
Transfer agent fees waived and/or reimbursed — class specific	(113,625)

Total expenses after fees waived and/or reimbursed	1,082,320

Net investment income	1,716,860

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	6,469,412
Investments — affiliated	608
Futures contracts	128,654

6,598,674

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,889,042)
Investments — affiliated	382
Futures contracts	(239,618)
Foreign currency translations	(2)

(6,128,280)

Net realized and unrealized gain	470,394

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,187,254

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage SMID Cap Fund, Inc.
	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,716,860	$3,251,840
Net realized gain (loss)	6,598,674	(31,117,205)
Net change in unrealized appreciation (depreciation)	(6,128,280)	(2,478,872)

Net increase (decrease) in net assets resulting from operations	2,187,254	(30,344,237)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(17,112)	(774,374)
Investor A	—	(1,620,799)
Investor C	—	(50,394)
Class K	(33,800)	(606,507)
Class R	—	(63,246)

Decrease in net assets resulting from distributions to shareholders	(50,912)	(3,115,320)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,335,988	(7,759,506)

NET ASSETS
Total increase (decrease) in net assets	9,472,330	(41,219,063)
Beginning of period	343,615,819	384,834,882

End of period	$353,088,149	$343,615,819

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc.
	Institutional

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$23.51		$25.77	$36.31	$24.09		$27.40		$32.34

Net investment income(a)	0.13		0.26	0.23	0.33		0.41		0.40
Net realized and unrealized gain (loss)	0.01		(2.29)	0.38	13.54		(2.89)		1.34

Net increase (decrease) from investment operations	0.14		(2.03)	0.61	13.87		(2.48)		1.74

Distributions(b)
From net investment income	(0.01)		(0.23)	(0.41)	(0.28)		(0.38)		(0.45)
From net realized gain	—		—	(10.74)	(1.37)		(0.45)		(6.23)

Total distributions	(0.01)		(0.23)	(11.15)	(1.65)		(0.83)		(6.68)

Net asset value, end of period	$23.64		$23.51	$25.77	$36.31		$24.09		$27.40

Total Return(c)
Based on net asset value	0.57	%(d)	(7.86)%	1.46%	58.11%		(9.60)%		6.76%

Ratios to Average Net Assets(e)
Total expenses	0.79	%(f)	0.79%	0.79%	0.86	%(g)	0.85	%(h)	0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.48	%(f)	0.48%	0.48%	0.48	%(g)	0.48	%(h)	0.48	%(h)

Net investment income	1.08	%(f)	1.11%	0.82%	1.03	%(g)	1.44	%(h)	1.48	%(h)

Supplemental Data
Net assets, end of period (000)	$77,744		$78,727	$91,738	$103,266		$72,044		$87,248

Portfolio turnover rate	60%		125%	145%	208	%(i)	123%		142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master Advantage SMID Cap LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)
	Investor A

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$21.91		$24.05	$34.61	$23.02		$26.22		$31.22

Net investment income(a)	0.09		0.19	0.15	0.24		0.33		0.32
Net realized and unrealized gain (loss)	0.01		(2.14)	0.37	12.93		(2.76)		1.30

Net increase (decrease) from investment operations	0.10		(1.95)	0.52	13.17		(2.43)		1.62

Distributions(b)
From net investment income	—		(0.19)	(0.34)	(0.21)		(0.32)		(0.39)
From net realized gain	—		—	(10.74)	(1.37)		(0.45)		(6.23)

Total distributions	—		(0.19)	(11.08)	(1.58)		(0.77)		(6.62)

Net asset value, end of period	$22.01		$21.91	$24.05	$34.61		$23.02		$26.22

Total Return(c)
Based on net asset value	0.46	%(d)	(8.10)%	1.20%	57.69%		(9.79)%		6.52%

Ratios to Average Net Assets(e)
Total expenses	1.04	%(f)	1.05%	1.04%	1.10	%(g)	1.12	%(h)	1.25	%(h)

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.73%	0.73%	0.73	%(g)	0.73	%(h)	0.73	%(h)

Net investment income	0.83	%(f)	0.86%	0.57%	0.78	%(g)	1.19	%(h)	1.24	%(h)

Supplemental Data
Net assets, end of period (000)	$172,668		$181,709	$224,871	$259,637		$188,164		$279,014

Portfolio turnover rate	60%		125%	145%	208	%(i)	123%		142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor C

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$9.70		$10.81	$21.55	$14.52		$16.83		$22.38

Net investment income (loss)(a)	0.00		0.01	(0.02)	0.02		0.08		0.08
Net realized and unrealized gain (loss)	0.01		(0.96)	0.29	8.11		(1.72)		0.83

Net increase (decrease) from investment operations	0.01		(0.95)	0.27	8.13		(1.64)		0.91

Distributions(b)
From net investment income	—		(0.16)	(0.27)	—		(0.22)		(0.23)
From net realized gain	—		—	(10.74)	(1.10)		(0.45)		(6.23)

Total distributions	—		(0.16)	(11.01)	(1.10)		(0.67)		(6.46)

Net asset value, end of period	$9.71		$9.70	$10.81	$21.55		$14.52		$16.83

Total Return(c)
Based on net asset value	0.10	%(d)	(8.78)%	0.42%	56.51%		(10.45)%		5.73%

Ratios to Average Net Assets(e)
Total expenses	1.95	%(f)	1.90%	1.92%	1.92	%(g)	1.98	%(h)	2.12	%(h)

Total expenses after fees waived and/or reimbursed	1.48	%(f)	1.48%	1.48%	1.48	%(g)	1.48	%(h)	1.48	%(h)

Net investment income (loss)	0.08	%(f)	0.11%	(0.17)%	0.13	%(g)	0.44	%(h)	0.46	%(h)

Supplemental Data
Net assets, end of period (000)	$2,510		$2,710	$3,866	$4,322		$21,376		$39,413

Portfolio turnover rate	60%		125%	145%	208	%(i)	123%		142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class K

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$23.49		$25.75	$36.29	$24.08		$27.38		$32.34

Net investment income(a)	0.14		0.27	0.25	0.34		0.43		0.42
Net realized and unrealized gain (loss)	0.01		(2.29)	0.38	13.54		(2.89)		1.32

Net increase (decrease) from investment operations	0.15		(2.02)	0.63	13.88		(2.46)		1.74

Distributions(b)
From net investment income	(0.01)		(0.24)	(0.43)	(0.30)		(0.39)		(0.47)
From net realized gain	—		—	(10.74)	(1.37)		(0.45)		(6.23)

Total distributions	(0.01)		(0.24)	(11.17)	(1.67)		(0.84)		(6.70)

Net asset value, end of period	$23.63		$23.49	$25.75	$36.29		$24.08		$27.38

Total Return(c)
Based on net asset value	0.63	%(d)	(7.83)%	1.51%	58.16%		(9.53)%		6.74%

Ratios to Average Net Assets(e)
Total expenses	0.67	%(f)	0.67%	0.67%	0.76	%(g)	0.77	%(h)	0.90	%(h)

Total expenses after fees waived and/or reimbursed	0.43	%(f)	0.43%	0.43%	0.43	%(g)	0.43	%(h)	0.43	%(h)

Net investment income	1.15	%(f)	1.14%	0.94%	1.08	%(g)	1.49	%(h)	1.53	%(h)

Supplemental Data
Net assets, end of period (000)	$96,459		$76,595	$59,019	$2,372		$1,549		$2,241

Portfolio turnover rate	60%		125%	145%	208	%(i)	123%		142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class R

	Six Months Ended 09/30/23 (unaudited)		Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of period	$12.52		$13.87	$24.56	$16.66		$19.18		$24.61

Net investment income(a)	0.04		0.08	0.05	0.12		0.19		0.19
Net realized and unrealized gain (loss)	0.01		(1.24)	0.32	9.31		(1.98)		0.95

Net increase (decrease) from investment operations	0.05		(1.16)	0.37	9.43		(1.79)		1.14

Distributions(b)
From net investment income	—		(0.19)	(0.32)	(0.16)		(0.28)		(0.34)
From net realized gain	—		—	(10.74)	(1.37)		(0.45)		(6.23)

Total distributions	—		(0.19)	(11.06)	(1.53)		(0.73)		(6.57)

Net asset value, end of period	$12.57		$12.52	$13.87	$24.56		$16.66		$19.18

Total Return(c)
Based on net asset value	0.40	%(d)	(8.37)%	1.01%	57.23%		(10.00)%		6.31%

Ratios to Average Net Assets(e)
Total expenses	1.41	%(f)	1.44%	1.43%	1.40	%(g)	1.41	%(h)	1.54	%(h)

Total expenses after fees waived and/or reimbursed	0.98	%(f)	0.98%	0.98%	0.98	%(g)	0.98	%(h)	0.98	%(h)

Net investment income	0.59	%(f)	0.61%	0.32%	0.56	%(g)	0.94	%(h)	0.98	%(h)

Supplemental Data
Net assets, end of period (000)	$3,708		$3,875	$5,340	$5,879		$8,359		$17,433

Portfolio turnover rate	60%		125%	145%	208	%(i)	123%		142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of September 30, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount

Credit Suisse Securities (USA) LLC	$283,222	$(283,222)	$—		$—
J.P. Morgan Securities LLC	1,054,713	(1,054,713)	—		—
Jefferies LLC	508,368	(508,368)	—		—
National Financial Services LLC	466,149	(466,149)	—		—
State Street Bank & Trust Co.	31,880	(31,880)	—		—
TD Prime Services LLC	744,632	(744,632)	—		—

	$3,088,964	$(3,088,964)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution — class specific	$225,592	$13,053	$9,770	$248,415

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration — class specific	$7,830	$18,010	$262	$9,235	$390	$35,727

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended September 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$1,851	$1,814	$93	$81	$48	$3,887

For the six months ended September 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$50,524	$118,359	$3,734	$1,743	$4,876	$179,236

Other Fees: For the six months ended September 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $533.

For the six months ended September 30, 2023, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$190
Investor C	128

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2023, the amount waived was $1,417.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue this contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2023, the Manager waived and/or reimbursed investment advisory fees of $378,123 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the six months ended September 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration fees waived by the Manager — class specific	$7,830	$18,010	$262	$9,235	$390	$35,727
Transfer agent fees waived and/or reimbursed — class specific	30,948	73,934	3,078	1,743	3,922	113,625

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2023, the Fund paid BIM $6,674 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended September 30, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$ 5,453,678	$6,899,387	$342,718

7.	PURCHASES AND SALES

For the six months ended September 30, 2023, purchases and sales of investments, excluding short-term securities, were $221,838,326 and $210,915,901, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2023, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $35,420,078.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of September 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$369,466,604

Gross unrealized appreciation	$28,156,793
Gross unrealized depreciation	(38,615,000)

Net unrealized appreciation (depreciation)	$(10,458,207)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/23		Year Ended 03/31/23

Share Class	Shares	Amount	Shares	Amount

Institutional

Shares sold	219,567	$5,284,763	499,258	$11,610,143

Shares issued in reinvestment of distributions	593	15,099	29,709	686,568

Shares redeemed	(281,433)	(6,676,016)	(738,971)	(17,178,009)

	(61,273)	$(1,376,154)	(210,004)	$(4,881,298)

Investor A

Shares sold and automatic conversion of shares	177,015	$3,951,646	316,676	$6,880,965

Shares issued in reinvestment of distributions	—	—	68,602	1,479,068

Shares redeemed	(627,836)	(14,096,119)	(1,440,009)	(31,175,098)

	(450,821)	$(10,144,473)	(1,054,731)	$(22,815,065)

Investor C

Shares sold	46,266	$451,606	55,667	$540,838

Shares issued in reinvestment of distributions	—	—	5,258	50,318

Shares redeemed and automatic conversion of shares	(67,157)	(664,788)	(139,066)	(1,349,220)

	(20,891)	$(213,182)	(78,141)	$(758,064)

Class K

Shares sold	1,116,498	$26,371,757	1,941,040	$44,104,133

Shares issued in reinvestment of distributions	1,327	33,792	26,257	606,270

Shares redeemed	(296,936)	(7,148,947)	(998,126)	(23,083,717)

	820,889	$19,256,602	969,171	$21,626,686

Class R

Shares sold	23,581	$303,018	43,024	$534,084

Shares issued in reinvestment of distributions	—	—	4,994	61,580

Shares redeemed	(37,990)	(489,823)	(123,613)	(1,527,429)

	(14,409)	$(186,805)	(75,595)	$(931,765)

	273,495	$7,335,988	(449,300)	$(7,759,506)

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, fourth and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis,

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	37

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information   (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	39

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-09/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage SMID Cap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: November 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: November 20, 2023

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